UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2009

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

Oregon	0-10997	93-0810577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5335 Meadows Road, Suite 201, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-0884

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 21, 2009, West Coast Bancorp (the “Company”) issued a press release in which it announced that it had filed a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a $10 million rights offering of approximately 5 million shares of common stock to its shareholders at a subscription price of $2.00 per share.  A copy of the Company’s press release relating to the filing of the rights offering registration statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A registration statement related to these securities has been filed with the SEC but has not yet become effective. The securities may not be sold nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Statements in this Form 8-K regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and are made pursuant to the safe harbors of the PSLRA.  Actual results could be quite different from those expressed or implied by the forward-looking statements.  Do not unduly rely on forward-looking statements.  They give our expectations about the future and are not guarantees.  In particular, the Company may not decide to pursue the rights offering on the terms proposed, if at all, and, even if the Company does pursue it, the rights offering may not be consummated.  Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update them to reflect changes that occur after that date.  A number of factors could cause results to differ significantly from our expectations, including, among others, factors identified in our Annual Report on Form 10-K for the year ended December 31, 2008, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, including under the headings “Forward Looking Statement Disclosure” and “Risk Factors.”

Item 9.01.     Financial Statements and Exhibits

(d)       Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated December 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST BANCORP
Date: December 22, 2009	By:	/s/ Richard R. Rasmussen
	Name:	Richard R. Rasmussen
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 21, 2009